UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2011

Brainstorm Cell Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware	000- 54365	20-8133057
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

605 Third Avenue, 34th Floor
New York, NY	10158
(Address of principal executive offices)	(Zip Code)

(212) 557-7200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 10, 2011, at the Annual Meeting of Stockholders of Brainstorm Cell Therapeutics Inc. (the “Company”), the Company’s stockholders approved the amendment and restatement of the Company’s 2004 Global Share Option Plan and 2005 U.S. Stock Option and Incentive Plan (collectively, the “Plans”). The amendment and restatement of the Plans was approved by the Company’s Board of Directors, subject to the approval of the Company’s stockholders, and became effective with such stockholder approval on June 10, 2011.  As a result of such stockholder approval, the Plans were amended to increase the number of shares of the Company’s common stock available for issuance under the Plans by 5,000,000 shares, collectively.

A more complete description of the terms of the Plans and the amendments thereto can be found in “Proposal No. 2 – Approval of Amendment and Restatement of 2004 Global Share Option Plan and 2005 U.S. Stock Option and Incentive Plan” (pages 8 through 14) in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2011. The foregoing descriptions are qualified in their entirety by reference to the Plans filed as an exhibit hereto, which exhibit is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As stated above in Item 5.02, the 2011 Annual Meeting of Stockholders of the Company (the “Meeting”) was held on June 10, 2011. At the Meeting, the following matters were voted upon by the stockholders of the Company:

1.	The election of six directors until the next annual meeting of stockholders;
2.	The amendment and restatement of the Company’s Plans to increase the number of shares of the Company’s common stock available for issuance thereunder by 5,000,000 shares, collectively; and
3.	The ratification of the appointment of Brightman Almagor & Zohar Co., a member of Deloitte Touche Tohmatsu, as the Company’s independent registered public accounting firm for the current fiscal year.

The number of shares of common stock issued, outstanding and eligible to vote at the Annual Meeting as of the record date of April 22, 2011 was 120,459,641. Each of the matters voted upon at the Meeting was approved by the requisite number of votes. The final results of the voting on each of the matters presented to stockholders at the Meeting are as follows:

	VOTES FOR	VOTES WITHHELD	VOTES AGAINST	ABSTENTIONS	BROKER NON- VOTES
1. Election of six directors:
Dr. Irit Arbel	54,551,157	69,500	N/A	N/A	18,791,797
Mordechai Friedman	54,555,242	65,415	N/A	N/A	18,791,797
Dr. Abraham Israeli	54,270,956	349,701	N/A	N/A	18,791,797
Alon Pinkas	54,556,242	64,415	N/A	N/A	18,791,797
Dr. Robert Shorr	54,558,242	62,415	N/A	N/A	18,791,797
Malcolm Taub	54,556,242	64,415	N/A	N/A	18,791,797

2. Amendment and Restatement of the Plans	53,591,643	N/A	985,314	43,700	18,791,797

3. 3. Ratification of Brightman Almagor Zohar & Co.	73,231,432	N/A	82,129	98,893	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed in the Exhibit Index below are filed with this report.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 15, 2011	Brainstorm Cell Therapeutics Inc.

	By:	/s/ Liat Sossover
Liat Sossover
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Brainstorm Cell Therapeutics Inc. Amended and Restated 2004 Global Share Option Plan is incorporated herein by reference to Exhibit A to the Registrant’s Definitive Schedule 14A filed April 29, 2011 (File No. 000-54365).

10.2
Brainstorm Cell Therapeutics Inc. Amended and Restated 2005 U.S. Stock Option and Incentive Plan is incorporated herein by reference to Exhibit B to the Registrant’s Definitive Schedule 14A filed April 29, 2011 (File No. 000-54365).

99.1
Description of Brainstorm Cell Therapeutics Inc. Amended and Restated 2004 Global Share Option Plan and Brainstorm Cell Therapeutics Inc. Amended and Restated 2005 U.S. Stock Option and Incentive Plan, each as amended and restated, is incorporated herein by reference to Proposal No. 2 (pages 8 through 14) of the Registrant’s Definitive Schedule 14A filed April 29, 2011 (File No. 000-54365).